UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund: BlackRock Utilities and Telecommunications Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 11/30/2007

Date of reporting period: 12/01/2006 - 11/30/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Utilities and                                                BLACKROCK
Telecommunications Fund, Inc.

ANNUAL REPORT | NOVEMBER 30, 2007


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Portfolio Information ....................................................     7
Financial Statements:
    Schedule of Investments ..............................................     8
    Statement of Assets and Liabilities ..................................    11
    Statement of Operations ..............................................    12
    Statements of Changes in Net Assets ..................................    13
Financial Highlights .....................................................    14
Notes to Financial Statements ............................................    17
Report of Independent Registered Public Accounting Firm ..................    22
Proxy Results ............................................................    23
Important Tax Information ................................................    23
Officers and Directors ...................................................    24
BlackRock Fund Information ...............................................    28
Mutual Fund Family .......................................................    30


2   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The November reporting period was fairly tumultuous for financial markets, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of November 30, 2007                                                     6-month       12-month
================================================================================================================
U.S. equities (S&P 500 Index) ........................................................     -2.33%        + 7.72%
----------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index) .........................................     -8.82         - 1.17
----------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index) ....................     +2.82         +17.30
----------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index) .............................     +5.32         + 6.05
----------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index) .......................     +2.40         + 2.71
----------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index) .....     -2.84         + 3.01
----------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility throughout 2007, equity markets displayed surprising resilience. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 3.97% by period-end, while prices correspondingly rose. Meanwhile, the tax-exempt bond market has been challenged by a combination of record-setting supply, economic uncertainty and concerns around the credit worthiness of bond insurers. This brought municipal bond prices to relatively attractive levels and, as such, demand generally held firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed the broad-based S&P 500 Index and the S&P Utilities Index for both the six-month and 12-month periods ended November 30, 2007.

      What factors influenced performance?

o Individual stock selection was the key to the Fund's relative outperformance. The four main factors were electric utilities, integrated telecommunication services, independent power producers and wireless telecommunication services.

o Relative to the Fund's composite index (which is comprised 70% of the S&P Utilities Index and 30% of the S&P Telecommunications Index), the Fund was underweight in electric utilities, but benefited from superior stock selection. The Fund was overweight both in the independent power subsector and wireless telecommunication services, and posted significantly better performance in these areas. This was particularly true in the wireless subsector, as the Fund's holdings had a return in excess of 35% versus -7% for the composite index. Lastly, in the integrated telecommunication services sector, the Fund had a smaller weighting than the index, but registered better returns, again due to successful stock picking.

o There were few detractors to Fund performance. The one area that had a very modest negative impact was consumer discretionary, where we had held a position in cable television provider Comcast Corp.

      Describe recent portfolio activity.

o     No major changes were made to the portfolio during the year.

o In the utility sector, we emphasized companies with unregulated electric generation as well as firms with nuclear assets, which we believed would do well amid the current focus on environmental concerns. In the telecommunications sector, we focused on both the large-cap integrated companies as well as on those companies that have wireless exposure in more emerging markets. During the latter part of the fiscal year, we added to our utility holdings in the more regulated, higher-dividend-paying companies.

      Describe Fund positioning at period-end.

o At November 30, 2007, Fund holdings consisted primarily of U.S. companies. The electric utility industry represented the largest subsector weighting.

o Our investment focus remains with companies that we believe are better positioned to deal with new and existing environmental issues within the utility sector. In terms of telecommunication services, we continue to like the large integrated carriers (such as AT&T Corp. and Verizon Communications, Inc.) as they enter into the video markets, a move that we believe should enhance their underlying core business.

Expense Example

                                                  Actual                                             Hypothetical**
                            --------------------------------------------------    --------------------------------------------------
                              Beginning        Ending                               Beginning        Ending
                            Account Value   Account Value     Expenses Paid       Account Value   Account Value     Expenses Paid
                            June 1, 2007    Nov. 30, 2007   During the Period*    June 1, 2007    Nov. 30, 2007   During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional ..........       $1,000         $1,053.70           $ 5.05             $1,000        $1,020.19             $ 4.96
Investor A .............       $1,000         $1,052.60           $ 6.23             $1,000        $1,019.03             $ 6.12
Investor B .............       $1,000         $1,047.50           $10.93             $1,000        $1,014.42             $10.76
Investor B1 ............       $1,000         $1,049.40           $ 9.14             $1,000        $1,016.18             $ 9.00
Investor C .............       $1,000         $1,048.10           $10.47             $1,000        $1,014.87             $10.30
Investor C1 ............       $1,000         $1,049.10           $ 9.30             $1,000        $1,016.03             $ 9.15

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.98% for Institutional, 1.21% for Investor A, 2.13% for Investor B, 1.78% for Investor B1, 2.04% for Investor C and 1.81% for Investor C1, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Total Return Based on a $10,000 Investment

Below is a line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500(R) Index and the S&P Utilities Index. Values are from November 1997 to November 2007:

              Institutional                Investor A                 S&P 500(R)                 S&P Utilities
                   Shares*+                  Shares*+                   Index ++                      Index+++
  11/97             $10,000                    $9,475                    $10,000                       $10,000
  11/98             $12,647                   $11,947                    $12,366                       $11,987
  11/99             $13,680                   $12,899                    $14,950                       $11,110
  11/00             $14,373                   $13,507                    $14,319                       $16,118
  11/01             $12,858                   $12,066                    $12,569                       $11,955
  11/02             $10,333                    $9,674                    $10,493                        $8,252
  11/03             $11,836                   $11,053                    $12,077                       $10,161
  11/04             $15,288                   $14,238                    $13,629                       $13,129
  11/05             $17,924                   $16,651                    $14,780                       $15,571
  11/06             $22,307                   $20,653                    $16,884                       $18,835
  11/07             $28,131                   $26,003                    $18,187                       $22,682

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Performance Summary for the Period Ended November 30, 2007

                                                                                Average Annual Total Returns*
                                                        ------------------------------------------------------------------------
                                                                1 Year                   5 Years                   10 Years
                                                        --------------------      --------------------      --------------------
                          Standardized      6-Month     w/o sales    w/sales      w/o sales    w/sales      w/o sales    w/sales
                          30-Day Yields  Total Returns   charge       charge       charge       charge       charge       charge
--------------------------------------------------------------------------------------------------------------------------------
Institutional ...........      1.63%         +5.37%      +26.10%          --       +22.18%          --       +10.90%          --
Investor A ..............      1.27          +5.26       +25.90       +19.29%      +21.87       +20.56%      +10.62       +10.03%
Investor B ..............      0.32          +4.75       +24.79       +20.29       +20.93       +20.75       + 9.78       + 9.78
Investor B1 .............      0.85          +4.94       +25.13       +21.13       +21.19       +21.00       +10.15       +10.15
Investor C ..............      0.45          +4.81       +24.86       +23.86       +20.96       +20.96       + 9.79       + 9.79
Investor C1 .............      0.75          +4.91       +25.11       +24.11       +21.16       +21.16       +10.02       +10.02
S&P 500 Index ...........        --          -2.33       + 7.72           --       +11.63           --       + 6.16           --
S&P Utilities Index .....        --          +3.83       +20.42           --       +22.41           --       + 8.53           --

* Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

      Past performance is not indicative of future results.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007    5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B Share fees.

o Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on June 1, 2007 and held through November 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Portfolio Information

As of November 30, 2007

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
AT&T Inc. ..........................................................     4.6%
Exelon Corp. .......................................................     3.8
Entergy Corp. ......................................................     3.4
Public Service Enterprise Group, Inc. ..............................     3.4
Constellation Energy Group, Inc. ...................................     3.0
NRG Energy, Inc. ...................................................     3.0
PPL Corp. ..........................................................     2.9
Verizon Communications, Inc. .......................................     2.9
FPL Group, Inc. ....................................................     2.6
Edison International ...............................................     2.1
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                                  Equities
--------------------------------------------------------------------------------
United States .....................................................     70.8%
United Kingdom ....................................................      5.5
France ............................................................      4.9
Brazil ............................................................      3.5
Spain .............................................................      2.9
Germany ...........................................................      2.5
Canada ............................................................      1.9
Mexico ............................................................      1.7
Finland ...........................................................      1.3
Czech Republic ....................................................      0.8
Norway ............................................................      0.7
Sweden ............................................................      0.6
Luxembourg ........................................................      0.6
Greece ............................................................      0.6
Italy .............................................................      0.6
Netherlands .......................................................      0.5
Switzerland .......................................................      0.4
Cayman Islands ....................................................      0.2
--------------------------------------------------------------------------------

Industry Classification as a Percentage of Total Investments as of November 30, 2007

Below is a pie chart showing the Industry Classification as a Percentage of Total Investments as of November 30, 2007

Electric Utilities ................................................     39.0%
Multi-Utilities ...................................................     16.6%
Diversified Telecommunication Services ............................     15.6%
Independent Power Producers & Energy Traders ......................     10.2%
Wireless Telecommunication Services ...............................      7.2%
Oil, Gas & Consumable Fuels .......................................      3.7%
Gas Utilities .....................................................      2.9%
Water Utilities ...................................................      1.0%
Energy Equipment & Services .......................................      0.6%
Construction & Engineering ........................................      0.5%
Electrical Equipment ..............................................      0.4%
Other* ............................................................      2.3%

*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007    7

Schedule of Investments as of November 30, 2007                (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held          Value
================================================================================
Brazil -- 3.4%
Diversified Telecommunication Services -- 0.3%
GVT Holding SA (a)                                      25,900     $    544,670
-------------------------------------------------------------------------------
Electric Utilities -- 1.6%
CPFL Energia SA (b)                                     23,700        1,412,757
Cia Energetica de Minas Gerais (b)                      47,000          984,650
EDP -- Energias do Brasil SA                            33,200          497,250
                                                                   ------------
                                                                      2,894,657
-------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders -- 0.6%
Cia Energetica de Sao Paulo (Preference Shares) (a)     60,000        1,061,974
-------------------------------------------------------------------------------
Water Utilities -- 0.6%
CIA Saneamento (Preference Shares) (e)                     314           21,859
Cia de Saneamento Basico do Estado de Sao Paulo         20,800          508,426
Companhia de Saneamento de Minas Gerais                 32,000          563,708
                                                                   ------------
                                                                      1,093,993
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.3%
Tim Participacoes SA (b)                                13,000          504,270
-------------------------------------------------------------------------------
Total Common Stocks in Brazil                                         6,099,564
===============================================================================
Canada -- 1.8%
Diversified Telecommunication Services -- 1.2%
Manitoba Telecom Services, Inc.                         30,000        1,338,367
TELUS Corp. (Non-Voting Shares)                         16,500          764,153
                                                                   ------------
                                                                      2,102,520
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.6%
Rogers Communications, Inc. Class B                     27,000        1,130,220
-------------------------------------------------------------------------------
Total Common Stocks in Canada                                         3,232,740
===============================================================================
Cayman Islands -- 0.3%
Energy Equipment & Services -- 0.3%
Transocean, Inc.                                         3,218          441,821
-------------------------------------------------------------------------------
Total Common Stocks in the Cayman Islands                               441,821
===============================================================================
Czech Republic -- 0.7%
Electric Utilities -- 0.7%
CEZ                                                     17,700        1,309,390
-------------------------------------------------------------------------------
Total Common Stocks in the Czech Republic                             1,309,390
===============================================================================
Finland -- 1.3%
Electric Utilities -- 1.3%
Fortum Oyj                                              53,000        2,278,019
-------------------------------------------------------------------------------
Total Common Stocks in Finland                                        2,278,019
===============================================================================
France -- 4.8%
Diversified Telecommunication Services -- 1.5%
France Telecom SA                                       38,500        1,461,598
Neuf Cegetel                                            22,500        1,173,469
                                                                   ------------
                                                                      2,635,067
-------------------------------------------------------------------------------
Electric Utilities -- 1.0%
Electricite de France SA                                14,500        1,762,783
-------------------------------------------------------------------------------
Multi-Utilities -- 2.3%
Suez SA                                                 33,200        2,208,962
Veolia Environnement SA                                 21,150        1,954,569
                                                                   ------------
                                                                      4,163,531
-------------------------------------------------------------------------------
Total Common Stocks in France                                         8,561,381
===============================================================================
Germany -- 2.5%
Electric Utilities -- 2.1%
E.ON AG                                                 18,300        3,729,875
-------------------------------------------------------------------------------
Multi-Utilities -- 0.4%
RWE AG                                                   4,900          669,391
-------------------------------------------------------------------------------
Total Common Stocks in Germany                                        4,399,266
===============================================================================
Greece -- 0.5%
Diversified Telecommunication Services -- 0.5%
Hellenic Telecommunications Organization SA             26,500          958,350
-------------------------------------------------------------------------------
Total Common Stocks in Greece                                           958,350
===============================================================================
Italy -- 0.5%
Electric Utilities -- 0.5%
Enel SpA                                                79,000          946,544
-------------------------------------------------------------------------------
Total Common Stocks in Italy                                            946,544
===============================================================================
Luxembourg -- 0.6%
Wireless Telecommunication Services -- 0.6%
Millicom International Cellular SA (a)                   9,200        1,097,376
-------------------------------------------------------------------------------
Total Common Stocks in Luxembourg                                     1,097,376
===============================================================================
Mexico -- 1.7%
Wireless Telecommunication Services -- 1.7%
America Movil, SA de CV (b)                             49,000        3,021,340
-------------------------------------------------------------------------------
Total Common Stocks in Mexico                                         3,021,340
===============================================================================
Netherlands -- 0.4%
Diversified Telecommunication Services -- 0.4%
Koninklijke KPN NV                                      42,000          771,736
-------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                  771,736
===============================================================================
Norway -- 0.6%
Diversified Telecommunication Services -- 0.6%
Telenor ASA                                             49,600        1,151,253
-------------------------------------------------------------------------------
Total Common Stocks in Norway                                         1,151,253
===============================================================================
Spain -- 2.8%
Diversified Telecommunication Services -- 1.5%
Telefonica SA                                           79,448        2,662,795
-------------------------------------------------------------------------------
Electric Utilities -- 1.0%
Iberdrola SA                                           106,000        1,747,670
-------------------------------------------------------------------------------
Electrical Equipment -- 0.3%
Gamesa Corp. Tecnologica SA                             14,600          662,559
-------------------------------------------------------------------------------
Total Common Stocks in Spain                                          5,073,024
===============================================================================
Sweden -- 0.6%
Diversified Telecommunication Services -- 0.6%
Tele2 AB                                                48,100        1,099,007
-------------------------------------------------------------------------------
Total Common Stocks in Sweden                                         1,099,007
===============================================================================
Switzerland -- 0.4%
Diversified Telecommunication Services -- 0.4%
Swisscom AG                                              1,900          721,381
-------------------------------------------------------------------------------
Total Common Stocks in Switzerland                                      721,381
===============================================================================


8   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held          Value
================================================================================
United Kingdom -- 5.3%
Diversified Telecommunication Services -- 0.4%
BT Group Plc                                           109,900        $ 647,899
-------------------------------------------------------------------------------
Electric Utilities -- 0.5%
Scottish & Southern Energy Plc                          28,100          918,565
-------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders -- 1.0%
International Power Plc                                196,900        1,890,467
-------------------------------------------------------------------------------
Multi-Utilities -- 1.2%
Centrica Plc                                           133,600          999,803
National Grid Plc                                       69,918        1,180,872
                                                                   ------------
                                                                      2,180,675
-------------------------------------------------------------------------------
Water Utilities -- 0.4%
Northumbrian Water Group Plc                           100,000          721,114
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.8%
Vodafone Group Plc (b)                                  84,512        3,148,072
-------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                             9,506,792
===============================================================================
United States -- 68.7%
Construction & Engineering -- 0.5%
Quanta Services, Inc. (a)                               30,575          837,144
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 8.2%
AT&T Inc.                                              215,462        8,232,803
Citizens Communications Co.                             62,400          809,952
Verizon Communications, Inc.                           119,400        5,159,274
Windstream Corp.                                        39,141          506,876
                                                                   ------------
                                                                     14,708,905
-------------------------------------------------------------------------------
Electric Utilities -- 30.1%
Allegheny Energy, Inc.                                  50,800        3,086,100
American Electric Power Co., Inc.                       44,700        2,130,849
DPL, Inc.                                               75,000        2,271,000
Duke Energy Corp.                                      177,532        3,513,358
Edison International                                    66,700        3,733,866
Entergy Corp.                                           51,300        6,132,402
Exelon Corp.                                            84,500        6,850,415
FPL Group, Inc.                                         66,000        4,604,160
FirstEnergy Corp.                                       51,900        3,558,264
ITC Holdings Corp.                                      49,500        2,526,480
Mirant Corp. (a)                                        60,900        2,350,131
Northeast Utilities Inc.                                30,700          969,506
PPL Corp.                                              101,800        5,187,728
Pepco Holdings, Inc.                                    30,500          857,050
Pinnacle West Capital Corp.                             18,000          771,480
Reliant Energy, Inc. (a)                                37,300          971,292
Sierra Pacific Resources                                56,000          963,200
The Southern Co.                                        93,600        3,521,232
                                                                   ------------
                                                                     53,998,513
-------------------------------------------------------------------------------
Energy Equipment & Services -- 0.4%
Grant Prideco, Inc. (a)                                 13,100          630,110
-------------------------------------------------------------------------------
Gas Utilities -- 2.9%
Energen Corp.                                           12,000          764,880
Equitable Resources, Inc.                               25,200        1,332,072
New Jersey Resources Corp.                              13,600          686,120
Questar Corp.                                           30,500        1,630,225
Spectra Energy Corp.                                    13,316          328,106
UGI Corp.                                               19,000          502,360
                                                                   ------------
                                                                      5,243,763
-------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders -- 8.0%
The AES Corp. (a)                                       68,300        1,492,355
Constellation Energy Group, Inc.                        54,500        5,461,445
Dynegy, Inc. Class A (a)                                98,264          747,789
NRG Energy, Inc. (a)                                   124,800        5,290,272
Ormat Technologies, Inc.                                25,300        1,277,650
                                                                   ------------
                                                                     14,269,511
-------------------------------------------------------------------------------
Multi-Utilities -- 12.5%
Ameren Corp.                                            10,000          538,500
CMS Energy Corp.                                       132,500        2,309,475
Consolidated Edison, Inc.                               26,000        1,259,700
DTE Energy Co.                                          17,600          863,280
Dominion Resources, Inc.                                68,474        3,234,027
NSTAR                                                   41,700        1,459,500
PG&E Corp.                                              63,100        2,919,637
Public Service Enterprise Group, Inc.                   64,000        6,127,360
Sempra Energy                                           19,900        1,246,138
TECO Energy, Inc.                                       55,000          952,600
Wisconsin Energy Corp.                                  19,100          913,744
Xcel Energy, Inc.                                       29,000          670,190
                                                                   ------------
                                                                     22,494,151
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 3.8%
Devon Energy Corp.                                      13,500        1,117,935
EOG Resources, Inc.                                     15,500        1,283,090
Holly Corp.                                             11,100          537,795
Range Resources Corp.                                   18,900          768,852
Southwestern Energy Co. (a)                             21,700        1,080,009
Williams Cos., Inc.                                     58,800        2,040,948
                                                                   ------------
                                                                      6,828,629
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 2.3%
American Tower Corp. Class A (a)                        32,100        1,461,834
Crown Castle International Corp. (a)                    23,402          981,714
SBA Communications Corp. Class A (a)                    42,900        1,606,176
                                                                   ------------
                                                                      4,049,724
-------------------------------------------------------------------------------
Total Common Stocks in the United States                            123,060,450
-------------------------------------------------------------------------------
Total Common Stocks
(Cost -- $101,423,866) -- 96.9%                                     173,729,434
===============================================================================


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007    9

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                          Face
Trust Preferreds                                        Amount          Value
================================================================================
United States -- 0.6%
Independent Power Producers & Energy
Traders -- 0.6%
AES Trust III, 6.75% due 10/15/2029 (e)             $1,092,450      $ 1,035,601
-------------------------------------------------------------------------------
Total Trust Preferreds
(Cost -- $669,958) -- 0.6%                                            1,035,601
===============================================================================

                                                    Beneficial
Short-Term Securities                                 Interest          Value
===============================================================================
United States -- 2.3%
BlackRock Liquidity Series, LLC
  Cash Sweep Series, 4.75% (c)(d)                    4,041,279        4,041,279
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $4,041,279) -- 2.3%                                          4,041,279
-------------------------------------------------------------------------------
Total Investments
(Cost -- $106,135,103*) -- 99.8%                                    178,806,314

Other Assets Less Liabilities -- 0.2%                                   382,610
                                                                   ------------
Net Assets -- 100.0%                                               $179,188,924
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:
      Aggregate cost ....................................         $ 106,135,103
                                                                  =============
      Gross unrealized appreciation .....................         $  72,903,898
      Gross unrealized depreciation .....................              (232,687)
                                                                  -------------
      Net unrealized appreciation .......................         $  72,671,211
                                                                  =============
(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------
                                                      Net             Interest
      Affiliate                                     Activity           Income
      -------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
      Cash Sweep Series                            $(2,684,474)     $   236,153
      BlackRock Liquidity Series, LLC
      Money Market Series                          $  (840,000)     $       603
      -------------------------------------------------------------------------

(d)   Represents the current yield as of November 30, 2007.
(e)   Convertible security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

10   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Statement of Assets and Liabilities

As of November 30, 2007

========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value (identified cost -- $102,093,824) ...                      $174,765,035
Investments in affiliated securities, at value (identified cost -- $4,041,279) .......                         4,041,279
Foreign cash (cost -- $31,472) .......................................................                            32,731
Cash .................................................................................                            10,506
Receivables:
  Dividends ..........................................................................    $      443,743
  Capital shares sold ................................................................           243,410
  Interest ...........................................................................            10,420         697,573
                                                                                          --------------
Prepaid expenses and other assets ....................................................                           323,486
                                                                                                            ------------
Total assets .........................................................................                       179,870,610
                                                                                                            ------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
Payables:
  Capital shares redeemed ............................................................           449,136
  Investment adviser .................................................................            88,449
  Distributor ........................................................................            46,949
  Other affiliates ...................................................................            33,166         617,700
                                                                                          --------------
Accrued expenses and other liabilities ...............................................                            63,986
                                                                                                            ------------
Total liabilities ....................................................................                           681,686
                                                                                                            ------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
Net Assets ...........................................................................                      $179,188,924
                                                                                                            ============
========================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------
Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                      $    167,593
Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                           636,482
Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                             7,542
Investor B1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                            78,164
Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                            20,670
Investor C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                            95,121
Paid-in capital in excess of par .....................................................                        90,244,721
Undistributed investment income -- net ...............................................                           389,829
Undistributed realized capital gains -- net ..........................................                        14,873,693
Unrealized appreciation -- net .......................................................                        72,675,109
                                                                                                            ------------
Net assets ...........................................................................                      $179,188,924
                                                                                                            ============
========================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $29,914,721 and 1,675,928 shares outstanding .                      $      17.85
                                                                                                            ============
Investor A -- Based on net assets of $113,647,158 and 6,364,815 shares outstanding ...                      $      17.86
                                                                                                            ============
Investor B -- Based on net assets of $1,334,498 and 75,422 shares outstanding ........                      $      17.69
                                                                                                            ============
Investor B1 -- Based on net assets of $13,921,352 and 781,641 shares outstanding .....                      $      17.81
                                                                                                            ============
Investor C -- Based on net assets of $3,617,054 and 206,703 shares outstanding .......                      $      17.50
                                                                                                            ============
Investor C1 -- Based on net assets of $16,754,141 and 951,209 shares outstanding .....                      $      17.61
                                                                                                            ============

      See Notes to Financial Statements.


  BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007    11

Statement of Operations

For the Year Ended November 30, 2007
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
Dividends (net of $116,420 foreign withholding tax) ..................................                      $  3,956,400
Interest (including $236,153 from affiliates) ........................................                           303,882
Securities lending -- net ............................................................                               603
                                                                                                            ------------
Total income .........................................................................                         4,260,885
                                                                                                            ------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
Investment advisory fees .............................................................    $    1,009,997
Service fees -- Investor A ...........................................................           260,872
Service and distribution fees -- Investor C1 .........................................           131,188
Service and distribution fees -- Investor B1 .........................................           117,188
Accounting services ..................................................................           113,450
Transfer agent fees -- Investor A ....................................................           103,662
Registration fees ....................................................................            76,901
Printing and shareholder reports .....................................................            69,047
Professional fees ....................................................................            60,618
Directors' fees and expenses .........................................................            38,438
Transfer agent fees -- Institutional .................................................            33,589
Custodian fees .......................................................................            26,375
Transfer agent fees -- Investor B1 ...................................................            22,432
Transfer agent fees -- Investor C1 ...................................................            21,534
Service and distribution fees -- Investor C ..........................................            18,269
Service and distribution fees -- Investor B ..........................................             9,360
Pricing fees .........................................................................             3,997
Transfer agent fees -- Investor C ....................................................             3,312
Transfer agent fees -- Investor B ....................................................             2,201
Other ................................................................................            32,073
                                                                                          --------------
Total expenses .......................................................................                         2,154,503
                                                                                                            ------------
Investment income -- net .............................................................                         2,106,382
                                                                                                            ------------
========================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
  Investments -- net .................................................................        16,162,945
  Foreign currency transactions -- net ...............................................            (4,142)     16,158,803
                                                                                          --------------
Change in unrealized appreciation on:
  Investments -- net .................................................................        20,046,108
  Foreign currency transactions -- net ...............................................             2,970      20,049,078
                                                                                          ------------------------------
Total realized and unrealized gain -- net ............................................                        36,207,881
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations .................................                      $ 38,314,263
                                                                                                            ============

See Notes to Financial Statements.


12   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   November 30,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                             2007              2006
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
Investment income -- net .............................................................    $   2,106,382     $   3,565,766
Realized gain -- net .................................................................       16,158,803        21,869,811
Change in unrealized appreciation -- net .............................................       20,049,078         6,411,317
                                                                                          -------------------------------
Net increase in net assets resulting from operations .................................       38,314,263        31,846,894
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ....................................................................         (454,751)         (688,635)
    Investor A .......................................................................       (1,377,723)       (2,013,568)
    Investor B .......................................................................           (7,234)             (868)
    Investor B1 ......................................................................         (107,450)         (484,766)
    Investor C .......................................................................          (16,756)             (446)
    Investor C1 ......................................................................         (123,612)         (294,095)
                                                                                          -------------------------------
Net decrease in net assets resulting from dividends to shareholders ..................       (2,087,526)       (3,482,378)
                                                                                          -------------------------------
=========================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from capital share transactions ...................      (13,368,045)      (19,253,290)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Total increase in net assets .........................................................       22,858,692         9,111,226
Beginning of year ....................................................................      156,330,232       147,219,006
                                                                                          -------------------------------
End of year* .........................................................................    $ 179,188,924     $ 156,330,232
                                                                                          ===============================
    * Undistributed investment income -- net .........................................    $     389,829     $     375,115
                                                                                          ===============================

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   13

Financial Highlights

                                                                      Institutional
                                          ---------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           November 30,
from information provided in              ---------------------------------------------------------------------
the financial statements.                    2007           2006           2005           2004           2003
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $   14.37      $   11.87      $   10.37      $    8.22      $    7.39
                                          ---------------------------------------------------------------------
Investment income -- net** ...........          .25            .35            .26            .22            .21
Realized and unrealized gain -- net ..         3.48           2.50           1.51           2.14            .84
                                          ---------------------------------------------------------------------
Total from investment operations .....         3.73           2.85           1.77           2.36           1.05
                                          ---------------------------------------------------------------------
Less dividends from investment
  income -- net ......................         (.25)          (.35)          (.27)          (.21)          (.22)
                                          ---------------------------------------------------------------------
Net asset value, end of year .........    $   17.85      $   14.37      $   11.87      $   10.37      $    8.22
                                          ---------------------------------------------------------------------
===============================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...        26.10%         24.45%         17.25%         29.16%         14.54%
                                          =====================================================================
===============================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------
Expenses .............................          .96%           .97%           .98%          1.03%          1.07%
                                          =====================================================================
Investment income -- net .............         1.57%          2.77%          2.32%          2.36%          2.77%
                                          =====================================================================
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $  29,915      $  27,255      $  25,125      $  23,677      $  22,514
                                          =====================================================================
Portfolio turnover ...................           31%            44%            25%            11%            21%
                                          =====================================================================

                                                                       Investor A
                                          ---------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           November 30,
from information provided in              ---------------------------------------------------------------------
the financial statements.                    2007           2006           2005           2004           2003
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $   14.37      $   11.88      $   10.38      $    8.23      $    7.40
                                          ---------------------------------------------------------------------
Investment income -- net** ...........          .22            .32            .24            .20            .19
Realized and unrealized gain -- net ..         3.48           2.47           1.51           2.14            .85
                                          ---------------------------------------------------------------------
Total from investment operations .....         3.70           2.79           1.75           2.34           1.04
                                          ---------------------------------------------------------------------
Less dividends from investment
  income -- net ......................         (.21)          (.30)          (.25)          (.19)          (.21)
                                          ---------------------------------------------------------------------
Net asset value, end of year .........    $   17.86      $   14.37      $   11.88      $   10.38      $    8.23
                                          ---------------------------------------------------------------------
===============================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...        25.90%         24.04%         16.95%         28.82%         14.26%
                                          =====================================================================
===============================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------
Expenses .............................         1.20%          1.22%          1.23%          1.28%          1.33%
                                          =====================================================================
Investment income -- net .............         1.33%          2.52%          2.07%          2.11%          2.42%
                                          =====================================================================
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $ 113,647      $  93,670      $  79,008      $  73,286      $  60,142
                                          =====================================================================
Portfolio turnover ...................           31%            44%            25%            11%            21%
                                          =====================================================================

*     Total investment returns exclude the effects of any sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


14   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

                                                       Investor B
                                                ------------------------
                                                               For the
                                                 For the        Period
                                                  Year         October 2,
The following per share data and ratios           Ended         2006@ to
have been derived from information               Nov. 30,       Nov. 30,
provided in the financial statements.              2007           2006
========================================================================
Per Share Operating Performance
------------------------------------------------------------------------
Net asset value, beginning of period .......    $   14.29      $   13.58
                                                ------------------------
Investment income -- net** .................          .08            .02
Realized and unrealized gain -- net ........         3.45            .80
                                                ------------------------
Total from investment operations ...........         3.53            .82
                                                ------------------------
Less dividends from investment income -- net         (.13)          (.11)
                                                ------------------------
Net asset value, end of period .............    $   17.69      $   14.29
                                                ========================
========================================================================
Total Investment Return*
------------------------------------------------------------------------
Based on net asset value per share .........        24.79%          6.05%++
                                                ========================
========================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------
Expenses ...................................         2.07%          1.96%+
                                                ========================
Investment income -- net ...................          .51%          1.00%+
                                                ========================
========================================================================
Supplemental Data
------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $   1,334      $     238
                                                ========================
Portfolio turnover .........................           31%            44%
                                                ========================

                                                                           Investor B1
                                                ---------------------------------------------------------------------
                                                                         For the Year Ended
The following per share data and ratios                                     November 30,
have been derived from information              ---------------------------------------------------------------------
provided in the financial statements.              2007           2006           2005           2004           2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $   14.33      $   11.84      $   10.35      $    8.19      $    7.37
                                                ---------------------------------------------------------------------
Investment income -- net** .................          .12            .26            .18            .14            .16
Realized and unrealized gain -- net ........         3.47           2.48           1.49           2.16            .82
                                                ---------------------------------------------------------------------
Total from investment operations ...........         3.59           2.74           1.67           2.30            .98
                                                ---------------------------------------------------------------------
Less dividends from investment income -- net         (.11)          (.25)          (.18)          (.14)          (.16)
                                                ---------------------------------------------------------------------
Net asset value, end of period .............    $   17.81      $   14.33      $   11.84      $   10.35      $    8.19
                                                =====================================================================
=====================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        25.13%         23.43%         16.26%         28.30%         13.47%
                                                =====================================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
Expenses ...................................         1.75%          1.75%          1.75%          1.81%          1.86%
                                                =====================================================================
Investment income -- net ...................          .77%          2.02%          1.56%          1.58%          2.08%
                                                =====================================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $  13,921      $  18,347      $  28,298      $  31,935      $  41,317
                                                =====================================================================
Portfolio turnover .........................           31%            44%            25%            11%            21%
                                                =====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.
@     Commencement of operations.

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   15

Financial Highlights (concluded)

                                                       Investor C
                                                ------------------------
                                                               For the
                                                 For the        Period
                                                  Year         October 2,
The following per share data and ratios           Ended         2006@ to
have been derived from information               Nov. 30,       Nov. 30,
provided in the financial statements.              2007           2006
========================================================================
Per Share Operating Performance
------------------------------------------------------------------------
Net asset value, beginning of period .......    $   14.15      $   13.44
                                                ------------------------
Investment income -- net** .................          .09            .02
Realized and unrealized gain -- net ........         3.41            .80
                                                ------------------------
Total from investment operations ...........         3.50            .82
                                                ------------------------
Less dividends from investment income -- net         (.15)          (.11)
                                                ------------------------
Net asset value, end of period .............    $   17.50      $   14.15
                                                ========================
========================================================================
Total Investment Return*
------------------------------------------------------------------------
Based on net asset value per share .........        24.86%          6.11%++
                                                ========================
========================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------
Expenses ...................................         2.01%          1.97%+
                                                ========================
Investment income -- net ...................          .56%           .98%+
                                                ========================
========================================================================
Supplemental Data
------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $   3,617      $     292
                                                ========================
Portfolio turnover .........................           31%            44%
                                                ========================



                                                                           Investor C1
                                                ---------------------------------------------------------------------
                                                                         For the Year Ended
The following per share data and ratios                                     November 30,
have been derived from information              ---------------------------------------------------------------------
provided in the financial statements.              2007           2006           2005           2004           2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $   14.18      $   11.73      $   10.25      $    8.13      $    7.31
                                                ---------------------------------------------------------------------
Investment income -- net** .................          .12            .25            .17            .14            .15
Realized and unrealized gain -- net ........         3.43           2.45           1.50           2.12            .83
                                                ---------------------------------------------------------------------
Total from investment operations ...........         3.55           2.70           1.67           2.26            .98
                                                ---------------------------------------------------------------------
Less dividends from investment income -- net         (.12)          (.25)          (.19)          (.14)          (.16)
                                                ---------------------------------------------------------------------
Net asset value, end of period .............    $   17.61      $   14.18      $   11.73      $   10.25      $    8.13
                                                =====================================================================
=====================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       25.11%          23.30%         16.34%         28.03%         13.62%
                                                =====================================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
Expenses ...................................         1.79%          1.79%          1.80%          1.85%          1.91%
                                                =====================================================================
Investment income -- net ...................          .74%          1.94%          1.49%          1.53%          1.93%
                                                =====================================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $  16,754      $  16,527      $  14,789      $  11,898      $  10,994
                                                =====================================================================
Portfolio turnover .........................           31%            44%            25%            11%            21%
                                                =====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.
@     Commencement of operations.

      See Notes to Financial Statements.


16   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are generally sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   17
the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting


18 BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC. NOVEMBER 30, 2007 period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,142 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of a permanent difference attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Service       Distribution
                                                        Fee             Fee
--------------------------------------------------------------------------------
Investor A ......................................      .25%             --
Investor B ......................................      .25%            .75%
Investor B1 .....................................      .25%            .50%
Investor C ......................................      .25%            .75%
Investor C1 .....................................      .25%            .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing distribution-related services to Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the year ended November 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares, which totaled $2,819 and $34,459, respectively.

For the year ended November 30, 2007, affiliates received contingent deferred sales charges of $3,559, $23,375, $1,906 and $1,220 relating to transactions in Investor B Shares, Investor B1 Shares, Investor C Shares and Investor C1 Shares, respectively.

In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers in the amount of $61 for Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended November 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   19
costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional .........................................            $  414
Investor A ............................................            $2,885
Investor B ............................................            $  183
Investor B1 ...........................................            $  363
Investor C ............................................            $  118
Investor C1 ...........................................            $  291
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended November 30, 2007, BIM received $215 in securities lending agent fees.

In addition, MLPF&S received $28,331 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund reimbursed the Manager $3,095 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2007 were $50,493,215 and $61,239,008, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $13,368,045 and $19,253,290 for the years ended November 30, 2007 and November 30, 2006, respectively.

Transactions in capital shares for each class were as follows:
-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         217,408     $  3,497,190
Shares issued to shareholders in reinvestment
  of dividends ...............................          24,104          396,264
                                                    ---------------------------
Total issued .................................         241,512        3,893,454
Shares redeemed ..............................        (462,683)      (7,520,256)
                                                    ---------------------------
Net decrease .................................        (221,171)    $ (3,626,802)
                                                    ===========================
-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2006                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         191,231     $  2,481,454
Shares issued to shareholders in reinvestment
  of dividends ...............................          34,464          425,158
                                                    ---------------------------
Total issued .................................         225,695        2,906,612
Shares redeemed ..............................        (444,397)      (5,674,752)
                                                    ---------------------------
Net decrease .................................        (218,702)    $ (2,768,140)
                                                    ===========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold and automatic conversion of shares         862,897     $ 13,948,915
Shares issued to shareholders in reinvestment
  of dividends ...............................          65,005        1,070,888
                                                    ---------------------------
Total issued .................................         927,902       15,019,803
Shares redeemed ..............................      (1,079,874)     (17,445,028)
                                                    ---------------------------
Net decrease .................................        (151,972)    $ (2,425,225)
                                                    ===========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2006                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         752,525     $ 10,267,785
Automatic conversion of shares ...............         214,681        2,677,349
Shares issued to shareholders in reinvestment
  of dividends ...............................          92,142        1,140,520
                                                    ---------------------------
Total issued .................................       1,059,348       14,085,654
Shares redeemed ..............................      (1,192,638)     (15,249,824)
                                                    ---------------------------
Net decrease .................................        (133,290)    $ (1,164,170)
                                                    ===========================
-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended November 30, 2006                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          83,999     $  1,317,040
Shares issued to shareholders in reinvestment
  of dividends ...............................             363            5,996
                                                    ---------------------------
Total issued .................................          84,362        1,323,036
Shares redeemed ..............................         (25,594)        (415,323)
                                                    ---------------------------
Net increase .................................          58,768     $    907,713
                                                    ===========================
-------------------------------------------------------------------------------
Investor B Shares for the Period                                      Dollar
October 2, 2006* to November 30, 2006                  Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          16,659     $    230,574
Shares redeemed ..............................              (5)             (70)
                                                    ---------------------------
Net increase .................................          16,654     $    230,504
                                                    ===========================

*     Commencement of operations.


20   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                       Dollar
Ended November 30, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          53,667     $    841,895
Shares issued to shareholders in reinvestment
  of dividends ...............................           4,743           77,065
                                                    ---------------------------
Total issued .................................          58,410          918,960
Shares redeemed and automatic conversion
  of shares ..................................        (556,886)      (8,780,653)
                                                    ---------------------------
Net decrease .................................        (498,476)    $ (7,861,693)
                                                    ===========================

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                       Dollar
Ended November 30, 2006                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         181,883     $  2,354,000
Shares issued to shareholders in reinvestment
  of dividends ...............................          20,090          247,890
                                                    ---------------------------
Total issued .................................         201,973        2,601,890
                                                    ---------------------------
Automatic conversion of shares ...............        (215,375)      (2,677,349)
Shares redeemed ..............................      (1,095,896)     (14,568,848)
                                                    ---------------------------
Total redeemed ...............................      (1,311,271)     (17,246,197)
                                                    ---------------------------
Net decrease .................................      (1,109,298)    $(14,644,307)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended November 30, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         231,988     $  3,690,344
Shares issued to shareholders in reinvestment
  of dividends ...............................             942           15,652
                                                    ---------------------------
Total issued .................................         232,930        3,705,996
Shares redeemed ..............................         (46,897)        (771,783)
                                                    ---------------------------
Net increase .................................         186,033     $  2,934,213
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Period                                      Dollar
October 2, 2006* to November 30, 2006                  Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          20,675     $    283,796
Shares redeemed ..............................              (5)             (70)
                                                    ---------------------------
Net increase .................................          20,670     $    283,726
                                                    ===========================

*     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended November 30, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          53,963     $    856,314
Shares issued to shareholders in reinvestment
  of dividends ...............................           6,160           99,484
                                                    ---------------------------
Total issued .................................          60,123          955,798
Shares redeemed ..............................        (274,092)      (4,252,049)
                                                    ---------------------------
Net decrease .................................        (213,969)    $ (3,296,251)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended November 30, 2006                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         168,923     $  2,139,280
Shares issued to shareholders in reinvestment
  of dividends ...............................          13,384          163,401
                                                    ---------------------------
Total issued .................................         182,307        2,302,681
Shares redeemed ..............................        (278,090)      (3,493,584)
                                                    ---------------------------
Net decrease .................................         (95,783)    $ (1,190,903)
                                                    ===========================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 was as follows:

-------------------------------------------------------------------------------
                                                    11/30/2007       11/30/2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ............................    $  2,087,526     $  3,482,378
                                                  -----------------------------
Total taxable distributions ..................    $  2,087,526     $  3,482,378
                                                  =============================

As of November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................         $ 1,301,225
Undistributed long-term capital gains -- net ..............          13,962,297
                                                                    -----------
Total undistributed earnings -- net .......................          15,263,522
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................          72,675,109
                                                                    -----------
Total accumulated earnings -- net .........................         $87,938,631
                                                                    ===========

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.151973 per Institutional Share, $.140420 per Investor A Share, $.100187 per Investor B Share, $.114491 per Investor B1 Share, $.106830 per Investor C Share and $.112939 per Investor C1 Share on December 21, 2007 to shareholders of record on December 19, 2007. In addition, the Fund paid a long-term capital gain distribution in the amount of $1.370779 per Institutional Share, $1.370779 per Investor A Share, $1.370779 per Investor B Share, $1.370779 per Investor B1 Share, $1.370779 per Investor C Share and $1.370779 per Investor C1 Share on December 21, 2007 to shareholders of record on December 19, 2007.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications Fund, Inc. (the "Fund") as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications Fund, Inc. as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 23, 2008


22   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Proxy Results

During the six-month period ended November 30, 2007, the shareholders of BlackRock Utilities and Telecommunications Fund, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                         Shares Voted       Shares Withheld
                                                                              For             From Voting
-----------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:       James H. Bodurtha            9,240,222            126,642
                                              Bruce R. Bond                9,240,133            126,731
                                              Donald W. Burton             9,240,133            126,731
                                              Richard S. Davis             9,239,941            126,923
                                              Stuart E. Eizenstat          9,235,792            131,072
                                              Laurence D. Fink             9,239,852            127,012
                                              Kenneth A. Froot             9,240,133            126,731
                                              Henry Gabbay                 9,239,061            127,803
                                              Robert M. Hernandez          9,239,005            127,859
                                              John F. O'Brien              9,239,005            127,859
                                              Roberta Cooper Ramo          9,236,920            129,944
                                              Jean Margo Reid              9,240,222            126,642
                                              David H. Walsh               9,236,831            130,033
                                              Fred G. Weiss                9,239,941            126,923
                                              Richard R. West              9,239,094            127,770
-----------------------------------------------------------------------------------------------------------

Important Tax Information

The following information is provided with respect to the quarterly distributions paid by BlackRock Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2007:

--------------------------------------------------------------------------------
                                                   Qualified         Dividends
                                                    Dividend         Received
                                                   Income for      Deduction for
Record Date                                       Individuals       Corporations
--------------------------------------------------------------------------------
December 18, 2006 .............................       100%             90.35%
April 18, 2007 to October 22, 2007 ............       100%             89.18%
--------------------------------------------------------------------------------


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   23

Officers and Directors

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                  Advised Funds
                        Position(s)   Length of                                                   and Portfolios
Name, Address           Held with     Time                                                        Currently       Public
and Year of Birth       Fund          Served      Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha       Director      2007 to     Director, The China Business Group, Inc. since  37 Funds        None
40 East 52nd Street                   present     1996 and Executive Vice President thereof from  99 Portfolios
New York, NY 10022                                1996 to 2003; Chairman of the Board, Berkshire
1944                                              Holding Corporation since 1980; Partner,
                                                  Squire, Sanders & Dempsey (a law firm) from
                                                  1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond           Director      2007 to     Trustee and member of the Governance            37 Funds        Avaya, Inc. from
40 East 52nd Street                   present     Committee, State Street Research mutual funds   99 Portfolios   1983 to present
New York, NY 10022                                ("SSR Funds") from 1997 to 2005.
1946
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton        Director      2007 to     Managing General Partner of The Burton          37 Funds        Knology, Inc.
40 East 52nd Street                   present     Partnership, Limited Partnership (an            99 Portfolios   (telecommunica-
New York, NY 10022                                investment partnership) since 1979; Managing                    tions); Capital
1944                                              General Partner of The South Atlantic Venture                   Southwest
                                                  Funds since 1983; Member of the Investment                      (financial)
                                                  Advisory Council of the Florida State Board of
                                                  Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Honorable               Director      2007 to     Partner and Head of International Practice,     37 Funds        UPS Corporation,
Stuart E. Eizenstat                   present     Covington and Burling (law firm) from 2001 to   99 Portfolios   2005 to present
40 East 52nd Street                               the present; Deputy Secretary of the Treasury
New York, NY 10022                                from 1999 to 2001; Under Secretary of State
1943                                              for Economic, Business and Agricultural
                                                  Affairs from 1997 to 1999; Under Secretary of
                                                  Commerce for International Trade from 1996 to
                                                  1997; U.S. Ambassador to the European Union
                                                  from 1993 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot        Director      2007 to     Professor, Harvard University since 1992;       37 Funds        None
40 East 52nd Street                   present     Professor, Massachusetts Institute of           99 Portfolios
New York, NY 10022                                Technology from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez     Director      2007 to     USX Corporation, (a diversified company         37 Funds        ACE Limited
40 East 52nd Street     Chairman      present     principally engaged in energy and steel         99 Portfolios   (insurance
New York, NY 10022      of the Board              businesses); Director from 1991 to 2001; Vice                   company) from 1995
1944                    of Directors              Chairman and Chief Financial Officer from 1994                  to present;
                        and Member                to 2001; Executive Vice President --                            Eastman Chemical
                        of the Audit              Accounting and Finance and Chief Financial                      Company from 2002
                        Committee                 Officer from 1991 to 1994.                                      to present; RTI
                                                                                                                  International
                                                                                                                  Metals, Inc. from
                                                                                                                  1990 to present
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien         Director      2007 to     President and Chief Executive Officer of        37 Funds        Cabot Corporation
40 East 52nd Street                   present     Allmerica Financial Corporation (financial      99 Portfolios   (chemicals); LKQ
New York, NY 10022                                services holding company) from 1995 to 2002                     Corporation (auto
1943                                              and Director from 1995 to 2003; President of                    parts
                                                  Allmerica Investment Management Co., Inc.                       manufacturing);
                                                  (investment adviser) from 1989 to 2002,                         TJX Companies,
                                                  Director from 1989 to 2002 and Chairman of the                  Inc. (retailer)
                                                  Board from 1989 to 1990; President, Chief
                                                  Executive Officer and Director of First
                                                  Allmerica Financial Life Insurance Company
                                                  from 1989 to 2002 and Director of various
                                                  other Allmerica Financial companies until
                                                  2002; Director from 1989 to 2006, Member of
                                                  the Governance Nominating Committee from 2004
                                                  to 2006, Member of the Compensation Committee
                                                  from 1989 to 2006 and Member of the Audit
                                                  Committee from 1990 to 2004 of ABIOMED;
                                                  Director, Member of the Governance and
                                                  Nomination Committee and Member of the Audit
                                                  Committee of Cabot Corporation since 1990;
                                                  Director and Member of the Audit Committee and
                                                  Compensation Committee of LKQ Corporation
                                                  since 2003; Lead Director of TJX Companies,
                                                  Inc. since 1996; Trustee of the Woods Hole
                                                  Oceanographic Institute since 2003; Director,
                                                  Ameresco, Inc. since 2006; Director, Boston
                                                  Lyric Opera since 2002.
                        ------------------------------------------------------------------------------------------------------------
                        *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


24   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                  Advised Funds
                        Position(s)   Length of                                                   and Portfolios
Name, Address           Held with     Time                                                        Currently       Public
and Year of Birth       Fund          Served      Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo     Director      2007 to     Shareholder, Modrall, Sperling, Roehl, Harris   37 Funds        None
40 East 52nd Street                   present     & Sisk, P.A. since 1993; President, American    99 Portfolios
New York, NY 10022                                Bar Association from 1995 to 1996 and Member
1942                                              of the Board of Governors thereof from 1994 to
                                                  1997; Shareholder, Poole, Kelly and Ramo,
                                                  Attorneys at Law P.C. from 1977 to 1993;
                                                  Director of ECMC Group (service provider to
                                                  students, schools and lenders) since 2001;
                                                  Director, United New Mexico Bank (now Wells
                                                  Fargo) from 1983 to 1988; Director, First
                                                  National Bank of New Mexico (now Wells Fargo)
                                                  from 1975 to 1976; Vice President, American
                                                  Law Institute from 2004 to 2007 and President
                                                  elect thereof since 2007.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid         Director      2004 to     Self-employed consultant since 2001; Counsel    37 Funds        None
40 East 52nd Street                   present     of Alliance Capital Management (investment      99 Portfolios
New York, NY 10022                                adviser) in 2000; General Counsel, Director
1945                                              and Secretary of Sanford C. Bernstein & Co.,
                                                  Inc. (investment adviser/broker-dealer) from
                                                  1997 to 2000; Secretary, Sanford C. Bernstein
                                                  Fund, Inc. from 1994 to 2000; Director and
                                                  Secretary of SCB, Inc. since 1998; Director
                                                  and Secretary of SCB Partners, Inc. since
                                                  2000; Director of Covenant House from 2001 to
                                                  2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh          Director      2007 to     Director, Ruckleshaus Institute and Haub        37 Funds        None
40 East 52nd Street                   present     School of Natural Resources at the University   99 Portfolios
New York, NY 10022                                of Wyoming since 2006; Consultant with Putnam
1941                                              Investments from 1993 to 2003, and employed in
                                                  various capacities therewith from 1973 to
                                                  1992; Director, Massachusetts Audubon Society
                                                  from 1990 to 1997; Director, The National
                                                  Audubon Society from 1998 to 2005; Director,
                                                  The American Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss           Director and  2007 to     Managing Director of FGW Associates since       37 Funds        Watson
40 East 52nd Street     Chairman      present     1997; Board member of certain                   99 Portfolios   Pharmaceutical
New York, NY 10022      of the Audit              BlackRock-advised funds since 1998; Vice                        Inc.
1941                    Committee                 President, Planning, Investment and                             (pharmaceutical
                                                  Development of Warner Lambert Co. from 1979 to                  company)
                                                  1997; Director of Michael J. Fox Foundation
                                                  for Parkinson's Research since 2000; Director,
                                                  Watson Pharmaceutical, Inc. (pharmaceutical
                                                  company) since 1999; Director of Osmotica
                                                  Holdings Corp. (a drug delivery technology
                                                  company) since 2003; Director of KIMC
                                                  Investments, Inc. dba MedVance Institute (a
                                                  chain of for-profit allied health training
                                                  schools) since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West         Director and  1990 to     Professor of Finance from 1984 to 1995, Dean    37 Funds        Bowne & Co., Inc.
40 East 52nd Street     Member        present     from 1984 to 1993 and since 1995 Dean Emeritus  99 Portfolios   (financial
New York, NY 10022      of the Audit              of New York University's Leonard N. Stern                       printers); Vornado
1938                    Committee                 School of Business Administration.                              Realty Trust (real
                                                                                                                  estate company);
                                                                                                                  Alexander's, Inc.
                                                                                                                  (real estate
                                                                                                                  company)
                        ------------------------------------------------------------------------------------------------------------
                        *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   25

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                  Advised Funds
                        Position(s)   Length of                                                   and Portfolios
Name, Address           Held with     Time                                                        Currently       Public
and Year of Birth       Fund          Served      Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Director      2007 to     Managing Director, BlackRock, Inc. since 2005;  184 Funds       None
40 East 52nd Street                   present     Chief Executive Officer, State Street Research  289 Portfolios
New York, NY 10022                                & Management Company from 2000 to 2005;
1945                                              Chairman of the Board of Trustees, State
                                                  Street Research mutual funds ("SSR Funds")
                                                  from 2000 to 2005; Senior Vice President,
                                                  Metropolitan Life Insurance Company from 1999
                                                  to 2000; Chairman, SSR Realty from 2000 to
                                                  2004.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink        Director      2007 to     Chairman and Chief Executive Officer of         37 Funds        None
40 East 52nd Street                   present     BlackRock, Inc. since its formation in 1998     99 Portfolios
New York, NY 10022                                and of BlackRock, Inc.'s predecessor entities
1952                                              since 1988; Chairman of the Executive and
                                                  Management Committees; formerly, Managing
                                                  Director of the First Boston Corporation,
                                                  Member of its Management Committee, Co-head of
                                                  its Taxable Fixed Income Division and Head of
                                                  its Mortgage and Real Estate Products Group;
                                                  Chairman of the Board of several of
                                                  BlackRock's alternative investment vehicles;
                                                  Director of several of BlackRock's offshore
                                                  funds; Member of the Board of Trustees of New
                                                  York University, Chair of the Financial
                                                  Affairs Committee and a member of the
                                                  Executive Committee, the Ad Hoc Committee on
                                                  Board Governance, and the Committee on
                                                  Trustees; Co-Chairman of the NYU Hospitals
                                                  Center Board of Trustees, Chairman of the
                                                  Development/Trustee Stewardship Committee and
                                                  Chairman of the Finance Committee; Trustee of
                                                  The Boys' Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Director      2007 to     Consultant, BlackRock since 2007; Managing      183 Funds       None
40 East 52nd Street                   present     Director, BlackRock, Inc. from 1989 to June,    288 Portfolios
New York, NY 10022                                2007; Chief Administrative Officer, BlackRock
1947                                              Advisors, LLC from 1998 to 2007; President of
                                                  BlackRock Funds and BlackRock Bond Allocation
                                                  Target Shares from 2005 to 2007; Treasurer of
                                                  certain closed-end funds in the Fund complex
                                                  from 1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        *  Messrs. Davis, Fink and Gabbay are all "interested persons," as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================
Advisory Board Member
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills*             Member        2007 to     Member of the Committee of Investment of        37 Funds        Kimco Realty
40 East 52nd Street     of the        present     Employee Benefit Assets of the Association of   99 Portfolios   Corporation
New York, NY 10022      Advisory                  Financial Professionals ("CIEBA") since 1986;
1935                    Board                     Member of CIEBA's Executive Committee since
                                                  1988 and its Chairman from 1991 to 1992;
                                                  Assistant Treasurer of International Business
                                                  Machines Corporation ("IBM") and Chief
                                                  Investment Officer of IBM Retirement Funds
                                                  from 1986 to 1993; Member of the Investment
                                                  Advisory Committee of the State of New York
                                                  Common Retirement Fund from 1989 to 2006;
                                                  Member of the Investment Advisory Committee of
                                                  the Howard Hughes Medical Institute from 1997
                                                  to 2000; Director, Duke University Management
                                                  Company from 1992 to 2004, Vice Chairman
                                                  thereof from 1998 to 2004, and Director
                                                  Emeritus thereof since 2004; Director, LaSalle
                                                  Street Fund from 1995 to 2001; Director, Kimco
                                                  Realty Corporation since 1997; Member of the
                                                  Investment Advisory Committee of the Virginia
                                                  Retirement System since 1998, Vice Chairman
                                                  thereof from 2002 to 2005, and Chairman
                                                  thereof since 2005; Director, Montpelier
                                                  Foundation since 1998, its Vice Chairman from
                                                  2000 to 2006, and Chairman, thereof, since
                                                  2006; Member of the Investment Committee of
                                                  the Woodberry Forest School since 2000; Member
                                                  of the Investment Committee of the National
                                                  Trust for Historic Preservation since 2000.
                        ------------------------------------------------------------------------------------------------------------
                        *  Joe Grills resigned from the Advisory Board of the Fund, effective December 31, 2007.


26   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

                        Position(s)      Length of
Name, Address           Held with        Time
and Year of Birth       Fund             Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             2007 to     Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street     President and    present     Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management,
New York, NY 10022      Chief Executive              L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005;
1960                    Officer                      Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to
                                                     1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             2007 to     Managing Director of BlackRock, Inc. since 2000 and First Vice President and
40 East 52nd Street     President        present     Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000;
New York, NY 10022                                   First Vice President and Chief Operating Officer of Public Finance Group
1962                                                 thereof from 1995 to 1997; Formerly First Vice President of Emerging Markets
                                                     Fixed Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff          Secretary        2007 to     Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                      present     BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                   Asset Management, L.P. from 1993 to 2006.
1965
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            2007 to     Chief Compliance Officer of the Funds since 2007 and Anti-Money Laundering
40 East 52nd Street     Compliance       present     Officer of BlackRock, Inc. since 2007; Managing Director and Senior Counsel
New York, NY 10022      Officer                      thereof since January 2005; Director and Senior Counsel of BlackRock Advisors,
1959                                                 Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Senior Counsel of PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            2007 to     Managing Director of Administration and Operations Group of BlackRock, Inc.,
40 East 52nd Street     Financial        present     since 2006; Formerly Senior Vice President and Line of Business Head of Fund
New York, NY 10022      Officer                      Accounting and Administration at PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        2007 to     Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                      present     Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director
New York, NY 10022                                   of MLIM Fund Services Group from 2001 to 2006.
1970
                        ------------------------------------------------------------------------------------------------------------
                        *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                        Further information about the Fund's Officers and Directors is available in the Fund's Statement of
                        Additional Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase & Co.
Brooklyn, NY 11245

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie, Farr & Gallagher LLP
New York, NY 10019


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   27

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select "eDelivery" under the "More Information" section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


28   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007   29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


30   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2007

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Utilities and
Telecommunications Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                    #11693-11/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Ronald W. Forbes (term ended, effective November 1, 2007)
            Robert M. Hernandez (term began, effective November 1, 2007)
            Fred G. Weiss (term began, effective November 1, 2007)
            Richard R. West
            Edward D. Zinbarg (retired as of December 31, 2006)

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Utilities
and
Telecommunications
Fund, Inc.            $31,500      $31,500           $0            $0           $6,100        $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock Utilities and
            Telecommunications Fund, Inc.         $291,642          $3,144,117
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Utilities and Telecommunications Fund, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: January 16, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: January 16, 2008